UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2011
PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee	37201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 744-3700
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) Salary Stock Unit Awards. On February 24, 2011, the Human Resources and Compensation Committee (the “Committee”) of Pinnacle Financial Partners, Inc. (the “Company”) adopted and approved the form of Salary Stock Unit Award Agreement (the “SSU Award Agreement”), which will govern grants of Salary Stock Units (“SSUs”) to executive officers of the Company. The SSUs are designed to comply with the U.S. Treasury’s Interim Final Rule on TARP Standards for Compensation and Corporate Governance issued on June 15, 2009.
     Pursuant to the terms of the SSU Award Agreements, beginning for the payroll period ended February 28, 2011, SSUs will accrue and be earned by certain executive officers over the course of the year during each payroll period, subject to such executive officer’s continued employment with the Company. On each date that the executive’s base salary is payable in accordance with the Company’s payroll practices (each a “Grant Date”), the executive officer will be issued a number of restricted stock units equal to the quotient of (1) the per pay period rate granted to the executive officer, net of any tax related items, divided by (2) the closing price of the Company’s common stock on the day prior to the Grant Date. Generally, SSUs granted to executive officers are immediately vested (and therefore not subject to forfeiture) and are payable in shares of the Company’s common stock on, or as soon as administratively practical following, December 30, 2011 (the “Settlement Date”), but in no event later than two and one-half months following the Settlement Date.
     Effective February 28, 2011, the Committee approved the grant of SSUs to the following executive officers in the amounts denominated below effective on the last day of each payroll period in the 2011 fiscal year.

Employee	Per Pay Period Rates
M. Terry Turner	$9,541.67
Robert A. McCabe, Jr.	$9,058.34
J. Harvey White	$4,583.34
Hugh M. Queener	$4,583.34
Harold R. Carpenter	$4,583.34
     The form of SSU Award Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
10.1	Form of Salary Stock Unit Award Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.
By:	/s/ Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and Chief Financial Officer

Date: March 2, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Salary Stock Unit Award Agreement